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                                                                    EXHIBIT 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                      ----------------------------------
                                   FORM T-1

                        STATEMENT OF ELIGIBILITY UNDER
                     THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      ----------------------------------

                       FIRST TRUST NATIONAL ASSOCIATION
              (EXACT name of trustee as specified in its charter)


        NOT APPLICABLE                                           41-0257700
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. National Bank)               Identification No.)



    FIRST TRUST CENTER
    180 EAST FIFTH STREET
    ST. PAUL, MINNESOTA                                            55101
(Address of principal executive offices)                        (Zip code)

                      ----------------------------------

                          MATRIX CAPITAL CORPORATION
              (Exact name of obligor as specified in its charter)




    COLORADO                                                     84-1233716

(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


 1380 LAWRENCE STREET, SUITE 1410
 DENVER, CO                                                        80204
 (Address of principal executive offices)                       (Zip code)



                           %   SENIOR NOTES DUE 2004


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    1.  GENERAL  INFORMATION   Furnish the following information as to the
        --------------------
        Trustee.

        (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Washington, D.C.

        (b)   Whether it is authorized to exercise corporate trust powers.

                    Yes

    2.  AFFILIATIONS WITH THE OBLIGOR   If the obligor is an affiliate of the
        -----------------------------
        Trustee, describe each such affiliation.

                    None


        Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

   16.  LIST OF EXHIBITS   List below all exhibits filed as a part of this
        ----------------
        statement of eligibility.

        Each of the exhibits listed below, other than Exhibit 6, is incorporated herein by reference from registration numbers referenced after each exhibit below.

        1.    Copy of Articles of Association.  REGISTRATION #22-27000

        2.    Copy of  Certificate of Authority to Commence Business.
                                                          REGISTRATION #22-27000

        3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).
                                                          REGISTRATION #22-27000

        4.    Copy of existing By-Laws.                   REGISTRATION #22-27000

        5.    Copy of each Indenture referred to in Item 4.  N/A.

        6. The consents of the Trustee required by Section 321 (b) of the Act.

        7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
                                                         REGISTRATION #333-34585


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SIGNATURE



    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested on the 10th day of September, 1997.


                                        FIRST TRUST NATIONAL ASSOCIATION

[SEAL]
                                        /s/ PATRICIA M. PETERS
                                        ----------------------------------------
                                        Patricia M. Peters
                                        Assistant Vice President


/s/ GRETCHEN L. MIDDENTS
------------------------------------
Gretchen L. Middents
Assistant Secretary
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NOTE


    The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, on the 10th day of September, 1997.

                                        FIRST TRUST NATIONAL ASSOCIATION

[SEAL]


                                        /s/ Patricia M. Peters
                                        ----------------------------------------
                                        Patricia M. Peters
                                        Assistant Vice President


/s/ Gretchen L. Middents
------------------------
Gretchen L. Middents
Assistant Secretary



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EXHIBIT 6

CONSENT

    In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exhange Commission upon its request therefor.


Dated:  September 10,  1997


                                        FIRST TRUST NATIONAL ASSOCIATION


                                        /s/ Patricia M. Peters
                                        ----------------------
                                        Patricia M. Peters
                                        Assistant Vice President